GOODWILL (Tables)	6 Months Ended
Jun. 30, 2017
GOODWILL
Schedule of changes in the carrying amount of goodwill

	Gross Amount	Accumulated Impairment Loss	Net Amount
Balance at December 31, 2015	112,785	(4,441)	108,344
Increase in goodwill related to acquisitions	63,160	—	63,160

Balance at December 31, 2016	175,945	(4,441)	171,504

Increase in goodwill related to acquisitions (Note 3)	1,965,206	—	1,965,206

Balance at June 30, 2017	2,141,151	(4,441)	2,136,710